                                  EXHIBIT 10.22








                              MOUNTAIN COAL COMPANY

                                  WEST ELK MINE


                                 MODIFICATION OF
                            LOGICAL MINING UNIT (LMU)
                           APPLICATION - FEDERAL COAL
                           LEASES D-044569, C-0117192
                              COC-54558, AND C-1362



                                 NOVEMBER, 1994


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1.0 NAME AND ADDRESS OF THE DESIGNATED OPERATOR/LESSEE OF THE LMU:

                                Mountain Coal Company (MCC)
                                West Elk Mine
                                P.O. Box 591
                                Somerset, CO 81434
                                (303) 929-5015

2.0 FEDERAL COAL LEASES TO BE INCLUDED IN THE LMU:

         D-0445692 Containing 1,187.61 acres and covering all coal in the following described lands.

                  Township 13 South, Range 90 West, 6th PM

                  Section 9: Lots 1, 2, and 3 and S1/2 SW1/4 SW1/4 or that part of the SW1/4 SW1/4 South of the North Fork of the Gunnison River.

                  Section 16:   All, except the following described parcel:
                                Beginning at the NW section corner of said
                                Section 16 as monumented by a General Land
                                Office brass cap and considering the line between said NW section corner and the N1/4 corner of said Section 16, as monumented by a General Land Office brass cap, to bear S 85(Degree) 21' 26" E, and running thence S 85(Degree) 21' 26" E along the north line of the NW1/4 of said Section 16, 2357.80 feet; thence S 01(Degree) 27' 42" W 1822.95 feet; thence S 38(Degree) 27' 16" W, 4072.21 feet to the SW corner of said Section 16 as monumented by a General Land Office brass cap; thence N 02(Degree) 30' 02" E along the west line of the SW1/4 of said Section 16, 2576.92 feet to the W1/4 corner of said Section 16 as monumented by a General Land Office brass cap; thence N 02(Degree) 32' 17" E along the west line of said NW1/4 of Section 16, 2630.28 feet to said NW Section corner of Section 16 and the point of beginning.

                  Section 21:   All

                  Removal of coal limited to "F"' Seam located west of Sylvester Creek in the following described lands:

                  Township 13 South, Range 90 West, 6th PM

                  Section 15:   W1/2 W1/2 SW1/4


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         C-01171922 Containing 853.27 acres covering all coal in the following described lands:

                  Township 13 South, Range 90 West, 6th PM

                  Section 19:   E1/2

                  Section 20:   All, except the following described parcel:
                                Beginning at the NE section corner of said
                                Section 20 as monumented by a General Land
                                Office brass cap and considering the line between said NE section corner and the NIA corner of said Section 20, as monumented by a General Land Office brass cap, to bear N 87(Degree) 10' 19" W, and running thence N 87(Degree) 10' 19" W along said north line of the NE1/4 of Section 20, 2623.15 feet to the said N1/4 corner of Section 20; thence N 84(Degree) 39' 40" W along the north line of the NW1/4 corner of Section 20; thence N 84(Degree) 39' 40" W along the north line of the NW1/4 of
                                Section 20, 236.00 feet; thence S 03(Degree) 08' 34" W, 630.00 feet; thence S 87(Degree) 10' 19"
                                E, 910.00 feet; thence S 03(Degree) 08' 34" W,
                                660.00 feet; thence S 87(Degree) 10' 19" E,
                                1948.88 feet to a point on the east line of the said NE1/4 of Section 20; thence N 03(Degree) 08' 34" E along said east line of the NE1/4 of
                                Section 20, 1279.64 feet to the said NE section corner of Section 20 and the point of beginning.

         C-1362 2 Containing 4,836.36 acres and covering all coal in the following described lands:

                  Township 13 South, Range 90 West, 6th PM

                  Section 27:   All (Lots 1-16 Incl.)

                  Section 28:   All (Lots 1-16 Incl.)

                  Section 29:   Lots 1-14 Incl.

                  Section 30:   Lots 5, 6, and 9

                  Section 32: Lots 1-9 Incl., excluding 24.8 acres in independent reservoir.

                  Section 33:   All (Lots 1-16 Incl.)

                  Section 34:   All (Lots 1-16 Incl.)



                                      LMU-2


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                  Township 14 South, Range 90 West, 6th PM

                  Section 3:   All (Lots 1, 2, 3, 4, S1/2 N1/2, S1/2)

                  Section 4:   Lots 1, 2, 3, S1/2 NE1/4, SE1/4, E1/2 SW1/4,
                               SE1/4 NW1/4

                  Section 9:   N1/2 NE1/4, SE1/4 NE1/4

                  Section 10:  N1/2

         COC-54558 Containing 1,011.64 acres and covering all coal in the lands:

                  Township 13 South, Range 90 West, 6th PM

                  Section 19:  Lots 15-18, Incl.

                  Section 30:  Lots 7 and 8

                  Township 13 South, Range 91 West, 6th PM

                  Section23:   S1/2 S1/2 NE1/4, E1/2 SE1/4 SW1/4, and SE1/4

                  Section 24:  S1/2 S1/2 NW1/4, and S1/2

                  Section 25:  Lots 14, Incl.

                  Section 26:  NE1/4 NE 1/4

Descriptions of the land including all coal beds considered of minable thickness, as well as descriptions of the geology, exploration drill holes and mineable areas of coal seams, have been previously submitted to BLM and are hereby incorporated by reference as follows:

1.) Mountain Coal Company, Mining and Reclamation Plan, Volumes 1 through 12 and including Volume 8A and the Permit Revision No. 5 application. This document comprises the West Elk Mine, Mine Surface Mining Reclamation and Control Act Permit under the Colorado Co-operative Agreement and serves as the basis for mine plan approval under the Mineral Leasing Act.

2.)    Phase I and Phase II resource evaluation and supporting documents.


--------------------------------------------------------------------------------

       1. Mountain Coal Company is a wholly-owned subsidiary of Atlantic Richfield Company.
       2. Atlantic Richfield Company assigned these leases to its wholly-owned subsidiary, West Elk Coal Company, Inc., in 1984, which changed its name to Mountain Coal Company in 1991.


                                      LMU-3


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3.0      SURFACE OWNERSHIP:

         The United States of America owns the surface of the above described leased lands except for the following:

         Surface Owner:         Atlantic Richfield Company
                                515 Flower Street
                                Los Angeles, CA 90071

                  Township 13 South, Range 90 West, 6th PM

                  Section 9: Lots 1, 2, and 3, and S/2SW/4SW/4 or that part of the SW/4SW/4 south of the North Fork of the Gunnison River, except fo the two parcels owned by the State Department of Highways described below. These highway right-of-way properties are located on the extreme Northern portion of the lease area. No mining is planned which will affect them.

                  Section 15:   W/2W/2SW/4

                  Section 16:   All

                  Section 21:   Lots 1, 17, 20 and 22

         Surface Owner:         State Department of Highways
                                Division of Highways
                                State of Colorado
                                4201 E. Arkansas
                                Denver, CO 80222

                  Township 13 South, Range 90 West, 6th PM

                  A tract or parcel of land No. 5-A of the State Department of Highways, Division of Highways, State of Colorado, Project No. RS 0133(8) containing 4.13 acres, more or less, in the SE/4 of
                  Section 9, said tract or parcel being more particularly described as follows:

                  Beginning at a point on the east line of Section 9 from which the Southeast corner of said Section 9 bears S. 1(Degree) 17' 30" W. a distance of 875.7 feet:

                  1. Thence N. 1(Degree) 17' 30" E. along said east line a distance of 334.3 feet to the center of the North Fork of the Gunnison River;

                  2. Thence N. 86(Degree) 42' W. along the centerline of said river a distance of 360.0 feet,


                                     LMU-4


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                  3.    Then S. 63(Degree) 05' W. continuing along the
                        centerline of said river a distance of 200.0 feet;

                  4. Thence S. 70(Degree) 11' W. continuing along the centerline of said river a distance of 364.3 feet;

                  5. Thence along the arc of a curve to the left, having a radius of 2,366.8 feet, a distance of 29.9 feet (the chord of this arc bears S. 78(Degree) 28' E. a distance of 29.9 feet);

                  6.    Thence S. 81(Degree) 44' E. a distance of 355.6 feet;

                  7.    Thence S. 83(Degree) 12' E. a distance of 338.8 feet;

                  8. Thence S. 74(Degree) 17' 30" E. a distance of 161.4 feet, more or less to the point of beginning.

         A tract or parcel of land No. 4 of the State Department of Highways, Division of Highways, State of Colorado, Project No. RS 0133(8) containing 1.025 acres, more or less, in the SE/4SW/4 and the W/2SE/4 of Section 9, said tract or parcel being more particularly described as follows: Beginning at a point from which the S/4 corner of Section 9 bears S 4(Degree) 54' E., a distance of 1,200.3 feet:


         1.       Thence N. 87(Degree) 09' E. a distance of 333.0 feet;

         2. Thence along the arc of a curve to the right, having a radius of 864.9 feet, a distance of 199.3 feet (the chord of this arc bears S. 79(Degree) 09' 30" E. a distance of 198.8 feet;

         3. Thence S. 64(Degree) 52' 30" E. a distance of 332.8 feet to the centerline of the of the North Fork of the Gunnison River;

         4. Thence N. 53(Degree) 35' W., continuing along said centerline, a distance of 314 feet;

         5. Thence N. 82(Degree) 04' W., continuing along said centerline a distance of 309.0 feet;

         6. Thence S. 85(Degree) 49' W., continuing along said centerline a distance of 385.0 feet;

         7. Thence S. 58(Degree) 28' W., continuing along said centerline a distance of 119.4 feet;

         8. Thence S. 83(Degree) 44' 30" E., a distance of 216.6 feet, more or less, to the point of beginning.



                                      LMU-5


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         Surface Owner:         Larry and Elaine Mautz
                                1938 Highway 133
                                Paonia, CO 81428

                  Township 13 South, Range 90 West, 6th PM

                  Section 19:   E1/2 and Lots 15-18 Incl.

                  Section 20:   N1/2, SW1/4

                  Township 13 South, Range 91 West, 6th PM

                  Section 23:   S1/2S1/2NE1/4, El/2SE1/4SW1/4, and SE1/4

                  Section 24:   S1/2S1/2NW1/4, and S1/2

4.0      DESCRIPTION OF COAL SEAMS:

         The modified LMU contains portions of three minable coal seams, the F, E, and B-Seams. The F-Seam averaged about 7 feet thick in the northern LMU area. Most of the F-Seam in the LMU area is unminable due to coal height, quality, geologic conditions, or a combination of these factors. Plate 1 shows the mined-out F-Seam.

         The B-Seam. is of minable thickness in the middle and northern portions of the LMU area. The B-Seam ranges from 19 feet to 26 feet thick in the LMU area. A portion of the B-Seam in which mining is precluded is overlain by mined out C-Seam. The interburden in this area is as low as 15 feet. Plate 2 shows the minable B-Seam area in the LMU.

         The E-Seam minable area is predominately in the middle and southern portions of the LM'U, as shown on Plate 3. The E-Seam minable area exists only in limited extent in the northern LMU area. The E-Seam averages approximately 9 feet thick in this area. The E-Seam splits and thins out to the west and northwest and is not minable in these areas.

         Description of coal seams within the LMU to be mined and coal seams to be excluded from mining within the LMU can be found in the Mountain Coal Company, West Elk Mine, Mining and Reclamation Plan, Volume 1,
         Section 2.04.6. Accompanying maps and cross-sections can be found in Volumes 3 and 4.

         Additional information on coal reserves can also be found in MCC Resource Evaluation, Phase I and II, and related information previously submitted to the BLM.





                                      LMU-6


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         A summary of the recoverable coal reserves for Federal Coal Leases
         C-1362, C-0117192, D-044569, and COC-54558 as determined by the BLM is as follows:


                                                   RECOVERABLE RESERVES
                  LEASE NO.                          (MILLION OF TONS)
                  ---------                        --------------------

                  C-1362                                   71.650

                  C-0117192                                 9.210

                  D-044569                                 10.140

                  COC-54558                                10.044
                                                          -------

                          TOTAL                           101.044
                                                          -------

5.0      MER

         Data to allow determination of MER has been previously submitted to the BLM in following documents:

         1.) Mountain Coal Company, West Elk Mine, Mining and Reclamation Plan, Volumes 1 through 12, including Volumes 8A and the Permit Revision No. 5 application.

         2.) Phase I and Phase II Resource Evaluation and associated documents.

6.0      40-YEAR MINEOUT PLAN

         Enclosed Plates 1, 2, and 3 show mining of the LMU leases D-044569, C-0117192, C-1362, and COC-54558. Under the current mining scenario, the minable areas of the E and B-Seams will be depleted of recoverable reserves in 40 years or less at production rates ranging from 4.0 million tons per year to 5.4 million tons per year.











                                      LMU-7


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                                                                               2


                              MOUNTAIN COAL COMPANY
                   WEST ELK MINE 11/94 MODIFIED LMU. COC 57201

         c. DILIGENT DEVELOPMENT AND CONTINUED OPERATION: Pursuant to 43 CFR 3480.0-5(a)(13)(ii)(B), the diligent development period for the original LMU began on June 1, 1985. Continued operation year I (COYI) for the original LMU began on October 1, 1989. These dates shall be maintained for the LMU modification. To maintain production of commercial quantities for the LMU modification (which includes Recoverable Reserves from 2 additional federal leases), MCC must mine 1,010,440 tons raw coal each continued operation year, effective the start of COY7, October 1, 1995, from anywhere within the modified LMU to maintain continued operation or request to be allowed to pay advance royalty in lieu of continued operation.

         d. ADVANCE ROYALTY: The number of times advance royalty may be paid is ten, ending May 31, 2005. No advance royalty paid prior to that date may be credited against production royalty after that date.

         e. REPORTING PERIOD: The rental amount for each federal coal lease is to be prorated to the effective date of the modified LMU. Thereafter, the modified LMU rentals for all federal coal leases within the modified LMU will be due in lump sum on each annual anniversary of the effective date of modified LMU approval. Upon approval and for the duration of this modified LMU, no federal rentals may be credited against production royalties for any federal coal lease contained in the modified LMU, the federal coal lease terms of which allowed for such credits prior to the effective date of the modified LMU.

Royalties for federal recoverable coal reserves produced within the modified LMU will be paid in lump sum, identified by individual federal coal lease on the appropriate forms specified by the Minerals Management Service.

The modified LMU royalty reporting period will be on a monthly basis beginning the royalty reporting period after the date that coal is first produced from the modified LMU, following the effective date of modified LMU approval. If coal is being produced on the effective date of modified LMU approval, the first royalty reporting period will begin the first day of the month following the effective date of the modified LMU approval. Since all production within the modified LMU will come from federal leases, coal production must be provided to the Resource Arm Manager on a monthly basis showing production allocations to each lease. Progress maps and reports required by 43 CFR 3482.3 shall show all federal and nonfederal production from inside or outside the modified LMU.

         f. RECOVERABLE COAL RESERVES EXHAUSTION: The 40-year LMU recoverable coal reserves exhaustion period commences the date that coal is first produced from the LMU, following the effective date of LMU approval (September 27, 1989). If there is production occurring within the LMU on the effective date of LMU approval, the 40-year clock begins on the effective date of LMU approval. The modified LMU 40-year clock also begins on the effective date of the original LMU approval.

                              MOUNTAW COAL COMPANY
                   WEST ELK MINE 11/94 MODIFIED LMU. CO 57201


         g. OTHER: If the modified LMU, made up of federal leases D-044569, C-0117192, C-1362, and COC 54558, fails for whatever reason, each federal lease will automatically be subject to the diligence provisions that otherwise would have applied to them individually had they not been included in the modified LMU.



Mountain Coal Company                       United States of America


BY:  ______________________________         BY:  ______________________________
        (Signature of Lessee)                             State Director


     ______________________________              ______________________________
     Title                                       Title


     ______________________________              ______________________________
     Date                                        Date